Exhibit 10.20

CONFIDENTIAL
MEDQUIST TRANSCRIPTIONS, LTD.
2010 MANAGEMENT INCENTIVE PLAN
Effective for the Plan Year Beginning January 1, 2010 through December 31, 2010 (“Plan Year”)
1.0	PLAN OBJECTIVES
1.1	The MedQuist Transcriptions, Ltd. (the “Company”) Management Incentive Plan (“Plan”) is designed to provide incentives to participants (“Participant”) based on the achievement of critical business goals.

1.2	The Plan provides each Participant the opportunity to share in the success of the Company’s financial and performance achievements, as well as the opportunity to be rewarded for the achievement of individual performance objectives (“MBO”).
2.0	PARTICIPATION
2.1	Participation in the Plan is limited to management level employees. Management level employees are defined as those who manage a function and a staff while having influence on financial results. Participation eligibility is at the discretion of the Vice President of Human Resources and the Company Chief Executive Officer, based upon job function and recommendations from the function’s Senior/Vice President.

2.2	A Participant’s Target Incentive (“Target Incentive”) is based on his/her Participation Level (“Participation Level”). Participation Levels are also at the discretion of the Vice President of Human Resources and the Company Chief Executive Officer, based upon job function.

2.3	Incentives for Participants hired prior to July 1, 2010 will be pro-rated based upon hire date (“Partial Year Participant”). Employees hired on or after July 1, 2010 are not eligible to participate in this Plan.
3.0	TARGET INCENTIVE
3.1	The Target Incentive is equal to a percentage of the Participant’s base salary assuming that 100% of the target for each of the assigned performance measures is achieved. The Target Incentive is established based upon Participation Level as follows:

Participation Level	Target Incentive as a Percent of Salary
Executive	30% - 50%
Vice President	30%
Director	20%
Manager	10%

CONFIDENTIAL
MEDQUIST TRANSCRIPTIONS, LTD.
2010 MANAGEMENT INCENTIVE PLAN
3.2	The base salary upon which each Participant’s Target Incentive is based is their weighted annual salary for 2010.
4.0	PERFORMANCE MEASURES
4.1	The performance measures used to determine the amount of incentive are:
•	EBITDA, as established exclusively for the Plan

•	Annualized Net Sales Volume, as established exclusively for the Plan (“NSV”)

•	Individual Performance Objectives (“MBO”)
4.2	The relative weightings of the performance measures for Plan Year 2010 are as follows:
•	EBITDA: 50%

•	NSV: 25%

•	MBO: 25%
4.3	The Plan has a performance threshold (“Plan Threshold”) below which no payments will be made. The Company must reach 100% of the EBITDA target before any payments will be made under any portion of the Plan.
5.0	INCENTIVE AWARD CALCULATION
5.1	The amount of incentive award for EBITDA and NSV is based upon financial performance and results for the period of January 1, 2010 through December 31, 2010.

5.2	The Participant’s incentive award for EBITDA performance may range from 100% or greater, with no maximum, based upon EBITDA performance that reaches or exceeds 100%. If the EBITDA target is not met there will be no EBITDA incentive payment (or NSV or MBO payment; see section 4.3.) See Chart A below for EBITDA payout scale.

5.3	The Participant’s incentive award for NSV may range from 25% to 170% of the targeted NSV incentive. If 95% of the NSV target is met the NSV incentive payment will be 25% of the targeted NSV incentive; if 100% of the NSV target is met the NSV incentive payment will be 100% of the targeted NSV incentive; if 110% of the NSV target is met the NSV incentive payment will be 170% of the targeted NSV incentive. If the EBITDA target is not met there will be no NSV incentive payment (or EBITDA or MBO payment; see section 4.3.) See Chart B below for NSV payout scale.

CONFIDENTIAL
MEDQUIST TRANSCRIPTIONS, LTD.
2010 MANAGEMENT INCENTIVE PLAN
5.4	The amount of a Participant’s incentive award for MBO performance is based upon the Participant’s MBO rating and Company EBITDA results. If the Company EBITDA target is met or exceeded (100% or greater), the MBO incentive pool is funded at 25% of the total of all Participants’ target incentives and allocated to eligible employees at the discretion of senior management. For EBITDA results below 100% of target, the MBO portion of the Plan will not be funded.

5.5	The Participant’s total annual incentive award may not exceed 100% of the Participant’s Target Incentive without approval of the Board of Directors.
Chart A

CONFIDENTIAL
MEDQUIST TRANSCRIPTIONS, LTD.
2010 MANAGEMENT INCENTIVE PLAN
Chart B
6.0	INCENTIVE AWARD DISTRIBUTION
6.1	All payments to be awarded under the Plan (“Earned Incentive”) are annual. Earned Incentives will be calculated and paid in a single installment on or before March 15, 2011.

6.2	A Participant must be actively employed on the payment date in order to be eligible to receive his/her Earned Incentive from the prior Plan year. In the event that a Participant’s employment terminates for any reason other than a reduction in force or the elimination of the position prior to the date the Earned Incentive is paid, the terminated Participant shall not be entitled to any portion of the Earned Incentive, whether prorated or not.

CONFIDENTIAL
MEDQUIST TRANSCRIPTIONS, LTD.
2010 MANAGEMENT INCENTIVE PLAN
6.3	If a Participant is terminated as the result of a reduction in force or the elimination of the position (“Qualifying Event”) after September 1, 2010, and is eligible to receive severance as a result of the termination, the terminated Participant may be eligible to receive a pro-rated 2010 Earned Incentive to the date of the Qualifying Event at the sole and final discretion of the Company Chief Executive Officer and Vice President of Human Resources. The Earned Incentive will be payable based on overall results and distributed on or before March 15, 2010.

6.4	In the event an employee is transferred/promoted during 2010 to a position that is eligible for participation in this Plan, he/she will be eligible to receive a pro-rated earned incentive under this plan as long as the transfer/promotion occurs on or prior to September 1, 2010.

6.5	In the event a Participant is moved into a position that is not eligible for participation in this Plan during 2010, he/she is not be eligible to receive any Earned Incentive unless approved by the Vice President of Human Resources and/or the Company Chief Executive Officer.

6.6	In the event a Participant is transferred into a position that results in a changed Target Incentive percentage of base pay during 2010, the Earned Incentive will be calculated and pro-rated based upon the length of time spent in each position using the Target Incentive percentage in effect for each position.

6.7	In the event a Participant leaves the Company after September 1, 2010 or before the date of the Earned Incentive distribution due to retirement, death, or disability, he/she or the estate of the Participant may be eligible to receive a pro-rated 2010 Earned Incentive to the date of the qualifying event, less any prior earned Incentive payments made under the Plan, at the sole and final discretion of the Company Chief Executive Officer. The Earned Incentive will be payable based on overall results and distributed on or before March 15, 2011.
7.0	GENERAL
7.1	The Vice President of Human Resources shall be responsible for the implementation and on-going administration of the Plan including ensuring individual performance evaluations are conducted in a consistent manner across all business functions.

7.2	Interpretation of all matters related to this Plan including, but not limited to, eligibility, calculation and determination of Earned Incentives, as well as the resolution of any questions relating to accounting procedures of the Plan, shall be at the sole and final discretion of the Company Chief Executive Officer, or as delegated to the Vice President of Human Resources.

CONFIDENTIAL
MEDQUIST TRANSCRIPTIONS, LTD.
2010 MANAGEMENT INCENTIVE PLAN
7.3	MedQuist may amend or discontinue this Plan, at any time without notice, with approval of the Board of Directors.

7.4	Nothing in this Plan shall be interpreted as giving any Participant the right to be retained as an employee of the Company or limiting the Company’s right to control or terminate the service of any employee, at any time in the course of its business.

7.5	This Plan shall be construed in accordance with all applicable Federal and State securities and regulatory laws. In the event that any section, or portion of a section of the Plan shall be held invalid, illegal, or unenforceable, that section, or portion of that section, shall not affect any other section hereof. This Plan shall be construed and enforced as if the invalid, illegal, or unenforceable section, or portion of the section, had never been contained herein.
8.0	AWARD CALCULATION EXAMPLES:
Example #1

Participant’s Base Salary as of 12/31/10:	$90,000
Participant’s Target Incentive %:	10%
Participant’s Target Incentive $:	$9,000

2010 MedQuist Financial Attainment:	100% EBITDA
100% NSV
100% MBO Pool Funding (due to 100% EBITDA results)
Participant’s MBO Performance:	Solid Performance “3” (meets all objectives)

Incentive Award Earned:
EBITDA:	$4,500 ($9,000 x 50% x 100% = $4,500)
NSV:	$2,250 ($9,000 x 25% x 100% = $2,250)
MBO	$2,250 ($9,000 x 25% x 100%= $2,250)

Total Incentive Award Earned:	$9,000 (100% of Target Incentive)
Example #2

Participant’s Base Salary as of 12/31/10:	$90,000
Participant’s Target Incentive %:	10%
Participant’s Target Incentive $:	$9,000

2010 MedQuist Financial Attainment:	113% EBITDA
198% NSV
100% MBO Pool Funding (due to 115% EBITDA results)
Participant’s MBO Performance:	Outstanding Performer “5” (significantly exceeded all objectives)
Incentive Award Earned:
EBITDA:	$5,400 ($9,000 x 50% x 120% = $5,400)
NSV:	$3,510 ($9,000 x 25% x 156% = $3,510)
MBO	$2,250 ($9,000 x 25% x 100% = $2,250)

Total Incentive Award Earned:	$11,160 (124% of Target Incentive)

CONFIDENTIAL
MEDQUIST TRANSCRIPTIONS, LTD.
2010 MANAGEMENT INCENTIVE PLAN
Example #3

Participant’s Base Salary as of 12/31/09	$90,000
Participant’s Target Incentive %:	10%
Participant’s Target Incentive $:	$9,000

2010 MedQuist Financial Attainment:	90% EBITDA
90% NSV
0% MBO Pool Funding (due to 90% EBITDA results)
Participant’s MBO Performance:	Solid Performance “3” (meets all objectives)

Incentive Award Earned:
EBITDA:	$0 (due to 90% EBITDA results)
NSV:	$0 (due to 90% EBITDA results)

MBO	$0 (due to 90% EBITDA results)

Total Incentive Award Earned:	$0 (0% of Target Incentive)